UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 8, 2007
US AIRWAYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
US AIRWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)
111 West Rio Salado Parkway
Tempe, Arizona 85281
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
AMERICA WEST AIRLINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-12337	86-0418245
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)
4000 E. Sky Harbor Boulevard
Phoenix, Arizona 85034-3899
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (480) 693-0800
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On January 8, 2007, US Airways Group, Inc. (“US Airways Group”) issued a press release announcing that it has added Morgan Stanley as joint lead arranger with Citigroup to underwrite US Airways Group’s $7.2 billion debt financing for its proposed merger with Delta Air Lines, Inc. US Airways Group also announced that the new financing commitment, updated to include Morgan Stanley, has also been revised to provide significantly improved financial terms. A copy of the press released is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 8, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

Dated: January 8, 2007	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and
Chief Financial Officer
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.

Dated: January 8, 2007	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and
Chief Financial Officer
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America West Airlines, Inc.

Dated: January 8, 2007	By:	/s/ Derek J. Kerr

Derek J. Kerr
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 8, 2007

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